Exhibit 99.2


                                  Citizens Utilities Company and Subsidiaries
                                              Consolidated Financial Data
                                                      (unaudited)

                                                        For the quarter ended             For the Year Ended
                                                            December 31,                      December 31,
                                                        ----------------------         ----------------------
                                                                                 %                                    %
(Dollars in thousands)                                    1997 (1)    1996     Change     1997       1996          Change
                                                        --------------------------------------------------------------------
Income Statement Data
Revenues                                                 $ 378,868  $ 339,292      12% $1,414,386   $ 1,306,517         8%
Cost of services                                            89,770     81,637      10%    333,561       285,749        17%
Sales and marketing expenses                                 9,774     11,400     -14%     46,073        42,823         8%
Depreciation                                                63,122     53,258      19%    235,812       193,733        22%
Other operating expenses                                   155,757    116,606      34%    592,008       488,526        21%
Operating income                                            60,445     76,391     -21%    206,932       295,686       -30%
Charges to earnings (2)                                          -          -             191,090             -
Operating income including charges to earnings              60,445     76,391     -21%     15,842       295,686       -95%
Non operating gain on sale of subsidiary stock (2)          78,734          -              78,734             -
Investment and other income                                  8,175     20,211     -60%     42,706        66,455       -36%
Interest expense                                            27,972     25,682       9%    107,585        92,695        16%
Charges to earnings (2)                                          -          -               6,230             -
Income taxes                                                37,370     21,746      72%      7,157        84,937       -92%
Convertible preferred dividends                              1,553      1,653      -6%      6,210         5,849         6%
Net income                                                  80,459     47,521      69%     10,100       178,660       -94%
Net income excluding special items (2)                      29,284     47,521     -38%     94,087       178,660       -47%

Cash Flow and Capital Expenditure Data
EBITDA excluding ELI (3)                                 $ 138,424  $ 157,668     -12% $  507,958   $   574,292       -12%
Capital expenditures excluding ELI                         150,345    121,062      24%    399,940       276,156        45%
EBITDA                                                     131,742    149,860     -12%    485,450       555,874       -13%
Cash flow from operations                                   55,259    156,542     -65%    230,432       375,181       -39%
Capital expenditures                                       206,253    132,523      56%    524,489       317,763        65%
Free cash flow                                            (150,994)    24,019    -729%   (294,057)       57,418      -612%

Select Balance Sheet Data
Cash and investments                                                                   $  433,662   $   563,382       -23%
Total assets                                                                            4,872,852     4,523,148         8%
Net plant                                                                               3,667,793     3,138,052        17%
Long-term debt                                                                          1,706,532     1,509,697        13%
Equity (4)                                                                              1,880,461     1,879,433         0%
Shares of common stock outstanding                                                        250,994       239,148         5%
Weighted average shares outstanding (5)                    251,245    251,234       0%    252,563       253,592         0%

Per-Share Data (5)
Basic net income per share of common stock               $     .32     $  .19      69% $      .04    $      .70       -94%
Basic net income per share of common stock
  excluding special items                                $     .12     $  .19     -38% $      .37    $      .70       -47%
Basic net income per share of common stock
  excluding special items and ELI                        $     .16     $  .23     -30% $      .46    $      .77       -40%
Operating cash flow per share                            $     .22     $  .62     -65% $      .91    $     1.48       -38%
Operating cash flow per share excluding ELI              $     .25     $  .65     -62% $     1.00    $     1.55       -35%
Book value per share                                     $    6.68     $ 6.68       0% $     6.65    $     6.62         0%

Other Financial Data
Long-term debt to long-term debt and equity                                                   48%           45%
Interest coverage (6)                                         4.7x       5.8x                4.5x          6.0x
Interest coverage excluding ELI (6)                           4.9x       6.1x                4.8x          6.2x
Common equity market capitalization (in billions)                                      $      2.4    $     2.6
Equity market capitalization (in billions) (7)                                         $      2.6    $     2.8
Market capitalization (in billions) (8)                                                $      4.4    $     4.4
ELI public enterprise value (in billions) (9)                                          $       .8          n/a

(1) 1997 income statement data includes the full year's impact of Ogden, an acquisition accounted for under the pooling of interests method of accounting.
(2) Special items impacting the 1997 income statement include charges to earnings of $197.3 million ($135.2 million after tax) and a non operating gain on sale of subsidiary stock of $78.7 million ($51.2 million after tax).
(3) Earnings before interest, income taxes, depreciation and amortization, excludes special items. ELI is Electric Lightwave Inc., the Company's competitive local exchange subsidiary.
(4) Includes convertible preferred securities.
(5) Adjusted  for subsequent  stock  dividends  and stock splits and used in the
    calculation  of all per share data.   No adjustment  has been  made for  the
    Company's .75% first quarter 1998 stock dividend because the effect is immaterial.
(6) EBITDA divided by interest  expense,  excludes  special items.
(7) Includes market  value  of   convertible   preferred   securities.
(8) Equity market capitalization  plus market value of long-term  debt.
(9) Includes common equity market  capitalization  plus net debt.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended             For the Year Ended
                                                                 December 31,                      December 31,
                                                             ---------------------          ---------------------
                                                                                     %                                %
(Dollars in thousands, except operating data)                   1997      1996     Change      1997        1996    Change
                                                             --------------------------------------------------------------
Citizens Communications
Select Income Statement Data
Revenues
Network access services                                       $ 103,972  $ 95,709       9%    $ 405,202  $   391,151       4%
Local network services                                           65,367    60,606       8%      250,521      232,904       8%
Long distance services                                           27,706    17,065      62%      103,702       59,072      76%
Directory services                                                7,693     7,987      -4%       31,982       30,248       6%
Other                                                            13,056     9,130      43%       48,922       50,084      -2%
Eliminations (1)                                                 (6,242)   (5,156)              (23,573)     (11,250)
Total revenues                                                  211,552   185,341      14%      816,756      752,209       9%
Cost of services (network expenses)                              19,387    17,525      11%       96,303       61,432      57%
Sales and marketing expenses                                      5,270     9,103     -42%       32,168       33,173      -3%
Depreciation                                                     47,034    40,136      17%      175,363      148,022      18%
Other operating expenses                                        105,565    66,105      60%      399,693      290,328      38%
Eliminations (1)                                                 (6,242)   (5,156)              (23,573)     (11,250)
Operating income                                                 40,538    57,628     -30%      136,802      230,504     -41%
Charges to earnings                                                   -         -               142,723            -
Operating income/(loss) including charges to earnings            40,538    57,628     -30%       (5,921)     230,504    -103%
Operating margin excluding charges to earnings                       19%       31%                   17%         31%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                        $ 87,572  $ 97,764     -10%    $ 312,165  $   378,526     -18%
Capital expenditures                                             90,851    83,760       8%      263,011      184,041      43%
Free cash flow (3)                                               (3,279)   14,004    -123%       49,154      194,485     -75%

Select Balance Sheet Data
Total assets                                                                                $ 2,379,936  $ 2,206,092      8%
Net plant                                                                                     2,024,220    1,843,298      10%

Operating Data
Access lines                                                                                    873,800      834,180       5%
Long distance customers-in territory                                                            236,000      179,133      32%
                       - out of territory                                                        22,000       40,003     -45%
                       - total                                                                  258,000      219,136      18%
Employees                                                                                         3,520        3,290       7%
Revenue per access line                                         $   242  $    228       6%   $      935  $       902       4%
Revenue per employee (in thousands)                             $    60  $     58       4%   $      232  $       229       1%
In-territory toll minutes of use (in millions)                    1,147     1,100       4%        4,496        4,251       6%
Citizens' long distance minutes of use (in millions)
                                      - in territory                121        83      46%          435          212     105%
                                      - out of territory             99        65      52%          414          174     138%
                                      - total long distance         220       148      49%          849          386     120%
Citizens long distance in territory market share                                                     20%         16%

(1) Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance operations.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended             For the Year Ended
                                                                 December 31,                      December 31,
                                                             ---------------------             ------------------
                                                                                     %                                %
(Dollars in thousands, except operating data)                   1997      1996     Change      1997        1996    Change
                                                             --------------------------------------------------------------
CLEC (1)
Select Income Statement Data
Revenues
Dedicated services                                              $ 7,712   $ 4,971      55%     $ 33,522   $ 19,947      68%
Local dial tone services                                          6,155       753     717%       10,565      2,533     317%
Long distance service                                             2,051     1,363      50%        8,140      7,232      13%
Enhanced services                                                 3,042     2,492      22%        8,857      5,705      55%
Eliminations (2)                                                   (726)     (438)               (3,341)    (1,319)
Total revenues                                                   18,234     9,141      99%       57,743     34,098      69%
Cost of services (network expenses)                              10,259     1,333     670%       29,546     15,782      87%
Sales and marketing expenses                                      4,504     2,891      56%       13,905      9,650      44%
Depreciation                                                      4,515     2,269      99%       11,167      5,549     101%
Other operating expenses                                         10,879    13,163     -17%       40,561     28,403      43%
Eliminations (2)                                                   (726)     (438)               (3,341)    (1,319)
Operating loss                                                  (11,197)  (10,077)     11%      (34,095)   (23,967)     42%
Charges to earnings                                                   -         -                10,765          -
Operating loss including charges to earnings                    (11,197)  (10,077)     11%      (44,860)   (23,967)     87%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                        $ (6,682) $ (7,808)     14%    $ (22,928) $ (18,418)    -24%
Capital expenditures                                             55,908    11,461     163%      124,549     41,607     199%
Free cash flow (4)                                              (62,590)  (19,269)   -225%     (147,477)   (60,025)   -146%

Select Balance Sheet Data
Total assets                                                                                  $ 359,962  $ 206,290      74%
Gross plant- owned                                                                              316,109    156,738     102%
           - leased                                                                              87,426     62,485      40%
           - total                                                                              403,535    219,223      84%

Operating Data
Access line equivalents                                                                          34,328      8,779     291%
Route miles                                                                                       2,494      1,428      75%
Fiber miles                                                                                     140,812     97,665      44%
Customers                                                                                         1,165        763      53%
Buildings connected                                                                                 610        438      39%
Employees                                                                                           573        402      43%
Revenue per employee                                                                          $ 100,773   $ 84,821      19%


(1) The Company's Competitive Local Exchange Carrier ("CLEC") subsidiary, Electric Lightwave, Inc.
(2) Eliminations reflect intercompany activity between the Company's CLEC and communications operations.
(3) Operating  loss plus depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital  expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                                 Citizens Utilities Company and Subsidiaries
                                     Sector Financial and Operating Data

                                                   For the quarter ended            For the Year Ended
                                                        December 31,                    December 31,
                                                   ---------------------            -------------------
                                                                          %                                  %
(Dollars in thousands, except operating data)        1997       1996    Change     1997       1996        Change
                                                   ---------------------------------------------------------------
Citizens Public Services
Select Income Statement Data
Revenues
Residential distribution                            $ 80,695   $ 77,905      4%  $   298,866  $   285,626       5%
Commercial distribution                               43,565     32,833     33%      135,671      119,260      14%
Industrial distribution                               19,574     25,253    -22%       74,856       85,238     -12%
Total distribution                                   143,834    135,991      6%      509,393      490,124       4%
Transportation / transmission                          1,475      3,349    -56%        5,314        7,858     -32%
Other                                                  3,773      5,470    -31%       25,180       22,228      13%
Total revenues                                       149,082    144,810      3%      539,887      520,210       4%
Cost of services (1)                                  67,092     68,373     -2%      234,626      221,104       6%
Depreciation                                          11,573     10,853      7%       49,282       40,162      23%
Other operating expenses                              39,313     36,744      7%      151,754      169,795     -11%
Operating income                                      31,104     28,840      8%      104,225       89,149      17%
Charges to earnings                                        -          -               37,602            -
Operating income including charges to earnings        31,104     28,840      8%       66,623       89,149     -25%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                             $ 42,677   $ 39,693      8%  $   153,507  $   129,311      19%
Capital expenditures                                  51,204     26,371     94%      103,595       73,330      41%
Free cash flow (3)                                    (8,527)    13,322   -164%       49,912       55,981     -11%

Select Balance Sheet Data
Total assets                                                                     $  1,580,181 $ 1,375,562      15%
Net plant                                                                           1,269,271   1,096,928      16%

Operating Data
Customers                                                                             845,600     765,452      10%
Employees                                                                               1,781       1,519      17%
Customers per employee                                                                    475         504      -6%


(1) Natural gas, electric energy and fuel oil purchased.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating  cash  flow  less  capital  expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended          For the Year Ended
                                                                 December 31,                   December 31,
                                                             -------------------           -------------------
                                                                                     %                                %
(Dollars in thousands, except operating data)                   1997      1996     Change      1997        1996    Change
                                                             --------------------------------------------------------------
Citizens Public Services
Natural Gas
Select Income Statement Data
Revenues
Residential distribution                                       $ 43,341  $ 40,305       8%    $ 145,016  $ 134,888       8%
Commercial distribution                                          25,801    14,745      75%       64,004     49,633      29%
Industrial distribution                                           8,495    12,960     -34%       30,366     40,230     -25%
Total distribution                                               77,637    68,010      14%      239,386    224,751       7%
Transportation                                                      803     2,841     -72%        2,622      5,519     -52%
Other                                                               808     2,283     -65%       10,090      9,349       8%
Total revenues                                                   79,248    73,134       8%      252,098    239,619       5%
Cost of services (natural gas purchased)                         45,302    45,456       0%      139,900    127,913       9%
Gross margin                                                     33,946    27,678      23%      112,198    111,706       0%
Depreciation                                                      3,672     3,271      12%       15,587     10,953      42%
Other operating expenses                                         16,258    14,306      14%       54,704     66,997     -18%
Operating income                                                 14,016    10,101      39%       41,907     33,756      24%
Charges to earnings                                                   -         -                12,707          -
Operating income/(loss) including charges to earnings            14,016    10,101      39%       29,200     33,756     -13%
Operating margin excluding charges to earnings (1)                   41%       36%                   37%        30%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                        $ 17,688  $ 13,372      32%     $ 57,494   $ 44,709      29%
Capital expenditures                                             23,684    11,164     112%       47,880     27,691      73%
Free cash flow (3)                                               (5,996)    2,208    -372%        9,614     17,018     -44%

Select Balance Sheet Data
Total assets                                                                                  $ 530,696  $ 381,740      39%
Net plant                                                                                       423,533    281,220      51%

Operating Data
Customers                                                                                       446,100    371,244      20%
Employees                                                                                         1,099        799      38%
Customers per employee                                                                              406        465     -13%
Billion Cubic Feet of gas throughput (BCF)                          29.6     22.1     34%          80.3       73.9       9%


(1) Operating income divided by net revenues (i.e. gross margin).
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended          For the Year Ended
                                                                 December 31,                   December 31,
                                                             ---------------------          ------------------
                                                                                     %                                %
(Dollars in thousands, except operating data)                   1997      1996     Change      1997        1996    Change
                                                            ---------------------------------------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                                       $ 19,544  $ 19,536       0%     $ 83,108   $ 79,893       4%
Commercial distribution                                          13,909    14,305      -3%       57,455     55,826       3%
Industrial distribution                                          10,847    12,059     -10%       43,529     44,165      -1%
Total distribution                                               44,300    45,900      -3%      184,092    179,884       2%
Transmission                                                        672       508      32%        2,692      2,339      15%
Other                                                             1,684     2,421     -30%       11,286     10,074      12%
Total revenues                                                   46,656    48,829      -4%      198,070    192,297       3%
Cost of services (electric energy and fuel oil purchased)        21,790    22,917      -5%       94,726     93,191       2%
Gross margin                                                     24,866    25,912      -4%      103,344     99,106       4%
Depreciation                                                      5,428     5,509      -1%       22,195     18,718      19%
Other operating expenses                                          8,796     9,164      -4%       45,372     55,583     -18%
Operating income                                                 10,642    11,239      -5%       35,777     24,805      44%
Charges to earnings                                                   -         -                22,054          -
Operating income/(loss) including charges to earnings            10,642    11,239      -5%       13,723     24,805     -45%
Operating margin excluding charges to earnings (1)                   43%       43%                   35%        25%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                        $ 16,070  $ 16,748      -4%     $ 57,972   $ 43,523      33%
Capital expenditures                                             12,095     6,670      81%       23,544     24,591      -4%
Free cash flow (3)                                                3,975    10,078     -61%       34,428     18,932      82%

Select Balance Sheet Data
Total assets                                                                                  $ 492,926  $ 482,194       2%
Net plant                                                                                       388,162    393,475      -1%

Operating Data
Customers                                                                                       111,800    109,802       2%
Employees                                                                                           302        345     -12%
Customers per employee                                                                              370        318      16%
Megawatt hours sold                                             397,349   401,286      -1%    1,655,121  1,691,384      -2%
Megawatt hours generated                                         93,744    90,855       3%      353,390    352,261       0%
Megawatt hours purchased                                        364,638   312,121      17%    1,533,584  1,395,073      10%

(1) Operating income divided by net revenues (i.e. gross margin).
(2) Operating income plus depreciation.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                             For the quarter ended          For the Year Ended
                                                                 December 31,                   December 31,
                                                             ---------------------          ------------------------
                                                                                     %                                %
(Dollars in thousands, except operating data)                   1997      1996     Change      1997        1996    Change
Citizens Public Service                                     -------------------------------------------------------------
Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                                       $ 17,810  $ 18,064      -1%     $ 70,742   $ 70,845       0%
Commercial distribution                                           3,855     3,783       2%       14,212     13,801       3%
Industrial distribution                                             232       234      -1%          961        843      14%
Other                                                             1,281       766      67%        3,804      2,805      36%
Total revenues                                                   23,178    22,847       1%       89,719     88,294       2%
Depreciation                                                      2,473     2,073      19%       11,500     10,491      10%
Other operating expenses                                         14,259    13,274       7%       51,678     47,215       9%
Operating income                                                  6,446     7,500     -14%       26,541     30,588     -13%
Charges to earnings                                                   -         -                 2,841          -
Operating income including charges to earnings                    6,446     7,500     -14%       23,700     30,588     -23%
Operating margin excluding charges to earnings (1)                   28%       33%                   29%        35%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                         $ 8,919   $ 9,573      -7%     $ 38,041   $ 41,079      -7%
Capital expenditures                                             15,425     8,537      81%       32,171     21,048      53%
Free cash flow (3)                                               (6,506)    1,036    -728%        5,870     20,031     -71%

Select Balance Sheet Data
Total assets                                                                                  $ 556,559  $ 511,628       9%
Net plant                                                                                       457,576    422,233       8%

Operating Data
Customers                                                                                       287,700    284,406       1%
Employees                                                                                           380        375       1%
Customers per employee                                                                              757        758       0%
Billions of gallons of water delivered                              6.9       7.4      -7%         31.4       32.5      -3%
Billions of gallons of wastewater treated                           1.1       1.4     -21%          5.0        5.6      -11%


(1) Operating income divided by net revenues (i.e. gross margin).
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
Note: Quarter ended information is not presented where it is the same as year to date.


The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1997 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis. The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.